UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of report (date of earliest event reported): September 8, 2003

LUCENT TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11639	22-3408857

(Commission File Number)	(IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey	07974

(Address of principal executive offices)	(Zip Code)

(908) 582-8500
(Registrant’s telephone number)

Item 9. Regulation FD Disclosure
SIGNATURES
EXHIBIT INDEX
FACT SHEET

Item 9. Regulation FD Disclosure

Lucent Technologies Inc. made the information on Exhibit 99.1 regarding the cost of providing retiree healthcare benefits and changes in these benefits available to its retirees and various government officials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LUCENT TECHNOLOGIES INC

Date: September 8, 2003

	By:	/s/ Michael C. Keefe

	Name:	Michael C. Keefe
	Title:	Assistant Secretary and Managing Corporate Counsel

EXHIBIT INDEX

Exhibits:

Exhibit 99.1	Fact sheet from Lucent Technologies Inc. titled The Facts About Retiree Healthcare And Lucent Technologies